UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020

Diversified Healthcare Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-15319	04-3445278
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Shares of Beneficial Interest	DHC	The Nasdaq Stock Market LLC
5.625% Senior Notes due 2042	DHCNI	The Nasdaq Stock Market LLC
6.25% Senior Notes due 2046	DHCNL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we,” “us,” “our” and “the Company” refer to Diversified Healthcare Trust.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board and Committee Appointments

On May 19, 2020, our Board of Trustees (“Board”) adopted resolutions increasing the size of our Board to six Trustees. On the same date, pursuant to a recommendation of our Nominating and Governance Committee, our Board elected Daniel LePage as an Independent Trustee in Class III of our Board to fill the vacancy created by the increase in size of our Board to six Trustees. In addition, our Board appointed Mr. LePage to serve on our Audit Committee, Compensation Committee and Nominating and Governance Committee.

Mr. LePage is the founder and managing partner of DFL Capital LLC, a New York based real estate investment firm formed in April 2019. He was a managing director and head of the U.S. real estate corporate banking group at RBC Capital Markets from 2006 to 2019. Prior to his involvement with RBC Capital Markets and its affiliates, Mr. LePage held senior leadership positions in commercial real estate lending at Emigrant Savings Bank and Citigroup, Inc.

Our Board concluded that Mr. LePage is qualified to serve as an Independent Trustee in accordance with the requirements of The Nasdaq Stock Market LLC, the Securities and Exchange Commission and our governing documents. For his service as an Independent Trustee, Mr. LePage will be entitled to the compensation we generally provide to our Independent Trustees. There is no arrangement or understanding between Mr. LePage and any other person pursuant to which Mr. LePage was selected as a Trustee. There are no transactions, relationships or agreements between Mr. LePage and us that would require disclosure pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

In connection with his election as an Independent Trustee, we entered into an indemnification agreement with Mr. LePage, which agreement is on substantially the same terms as the indemnification agreements we have entered with our other Trustees and executive officers. We have previously filed a form of indemnification agreement entered into by our Trustees with us as Exhibit 10.2 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, which form is incorporated herein by reference.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As discussed below in Item 5.07, at the Company’s annual meeting of shareholders held on May 19, 2020 (the “Annual Meeting”), the Company’s shareholders voted to approve an amendment to the Company’s Declaration of Trust to provide for the annual election of all Trustees beginning with the 2023 annual meeting of shareholders. Beginning with the 2021 annual meeting of shareholders, the Trustees whose terms expire at an annual meeting (or such Trustees’ successors) will stand for election at the meeting for one-year terms and all Trustees (or such Trustees’ successors) will stand for election at the 2023 annual meeting of shareholders, and thereafter, for one-year terms. In accordance with Maryland law, in order to give proper effect to this amendment, on May 19, 2020, the Company filed Articles Supplementary under Section 3-802 of the Maryland General Corporation Law (“MGCL”) to elect to no longer have Section 3-803 of the MGCL apply to the Company and filed Articles of Amendment with the State Department of Assessments and Taxation of Maryland. Upon the filing of both the Articles Supplementary and the Articles of Amendment, the amendment became effective. The foregoing description of the amendment is not complete and is subject to and qualified in its entirety by reference to the Articles Supplementary and the Articles of Amendment, copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and which are incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on the election of Jeffrey P. Somers as an Independent Trustee in Class III of the Board for a three year term of office continuing until the Company’s 2023 annual meeting of shareholders and until his successor is duly elected and qualifies. Mr. Somers received the following votes:

For	Withhold	Broker Non-Votes
108,515,816	64,002,481	36,842,363

The Company’s shareholders also voted on the approval of an amendment to the Company’s Declaration of Trust to provide for the annual election of all Trustees beginning with the Company’s 2023 annual meeting of shareholders. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
171,067,773	1,016,089	434,435	36,842,363

The Company’s shareholders also voted on a non-binding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement relating to the Annual Meeting. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
161,015,301	10,675,470	827,526	36,842,363

The Company’s shareholders also ratified the appointment of Ernst & Young LLP as the Company’s independent auditors to serve for the 2020 fiscal year. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
202,121,272	6,446,741	792,647	N/A

The results reported above are final voting results.

Item 8.01.    Other Events.

Trustee Compensation

Also on May 19, 2020, the Company updated its Trustee compensation arrangements. A summary of the Company’s currently effective Trustee compensation arrangements is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Consistent with the Company’s Trustee compensation arrangements, on May 19, 2020, the Company awarded each of the Company’s Trustees 10,000 of our common shares of beneficial interest, $0.01 par value (“Common Shares”), valued at $2.94 per share, the closing price of the Common Shares on The Nasdaq Stock Market LLC on that date.

Item 9.01.    Financial Statements and Exhibits.

(d)         Exhibits.

3.1	Articles Supplementary to the Declaration of Trust of Diversified Healthcare Trust, dated May 19, 2020
3.2	Articles of Amendment to the Declaration of Trust of Diversified Healthcare Trust, dated May 19, 2020
10.1	Summary of Trustee Compensation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSIFIED HEALTHCARE TRUST

By:	/s/ Richard W. Siedel, Jr.
Name:	Richard W. Siedel, Jr.
Title:	Chief Financial Officer and Treasurer

Date:  May 20, 2020